EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-46559, 33-46561, 33-46563, 33-46573, 33-68806, 33-68808, 33-62631and 33-62633
of Elcotel, Inc. on Forms S-8, of our report dated June 11, 1999, appearing in the Annual Report on Form 10-K of Elcotel, Inc. and subsidiaries for the year ended March 31, 1999.

DELOITTE & TOUCHE
Tampa, Florida
June 27, 1999